ION Earnings Call – Q1 2014 Earnings Call Presentation May 1, 2014

Corporate Participants and Contact Information CONTACT INFORMATION If you have technical problems during the call, please contact DENNARD–LASCAR Associates at 713 529 6600. If you would like to view a replay of today's call, it will be available via webcast in the Investor Relations section of the Company's website at www.iongeo.com for approximately 12 months. BRIAN HANSON President and Chief Executive Officer GREG HEINLEIN Senior Vice President and Chief Financial Officer 2

Forward-Looking Statements The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission. 3

ION Q1 2014 Overview 4 • Revenues up 12% • Software segment up • OceanGeo consolidation • Largest data processing contract • Consolidated gross margin up • Consolidated operating margin up • Solid free cash flow generation of $38M $- $0.01 $0.02 $0.03 $0.04 $0.05 Adjusted Diluted EPS Q1 14 Q1 13 0 50 100 150 Revenues ($ Millions) Up 12% Q1 13 Q1 14 1% 14% 0% 5% 10% 15% Op. Margin % Q1 13 Q1 14 27% 39% 0% 25% 50% Gross Margin % Q1 13 Q1 14

5 Solutions Segment Q1 GeoVentures Revenues  Q1 revenues $46M  Data library revenues $13M, up 40%  New Venture revenues $33M, down 32%

Solutions Segment Q1 GeoVentures Activity 6 PeruSPANTM • 12,600 km 2D multi-client survey • First regional, deep focused integrated geological and geophysical interpretation of the area • Leverages WiBandTM broadband processing technology WestraliaSPANTM • 12,000 km 2D multi-client survey on Australia’s North West shelf • Integrates proven deep tow acquisition methods and WiBand processing technology • Phase I complete; Phase 2 underway Porcupine 3D • 4,015 sq km 3D multi-client survey offshore southwest Ireland • Partnering with Polarcus • First major survey of the significantly underexplored deep-water Southern Porcupine Basin • Regionally-calibrated 3D: Leverages geological knowledge gained from ION’s Northeast AtlanticSPANTM 2D survey Proprietary 2D Antarctic Survey • Conducted as part of government research study • Leverages ION’s Arctic leadership and expertise

Solutions Segment Q1 Data Processing Highlights 7  Q1 revenues up 38%  Signed largest data processing contract in ION history 0 10 20 30 40 50 Data Processing Revenues ($ Millions) Up 12% Q1 13 Q1 14

Software and Systems Segments

Q1 Highlights

Software Segment

- Record Q1 revenues
- Strong Orca® and Gator® licensing

Systems Segment

- Q1 sales $25M, down 22% from Q1 13
  - No ocean bottom system sales
  - Partially offset by increased repair and replacement revenues
- Focusing R&D on supporting OceanGeo and new OBS technologies
- Deployed Calypso on OceanGeo's Petrotrin survey



Gator II

8

Ocean Bottom Services Segment Q1 OceanGeo Highlights 9  Petrotrin survey going well  ION and OceanGeo teams collaborating to optimize performance and productivity  OceanGeo working to fill pipeline and secure next project award

$- $0.01 $0.02 $0.03 $0.04 $0.05 Adjusted Diluted EPS Q1 13 Q1 14 10 ION Q1 14 Highlights - 50 100 150 Q1 13 Q1 14 Software Systems Solutions Revenue $M 0 5 10 15 20 25 30 35 40 45 50 Q1 13 Adjusted EBITDA $M Q1 14 Revenues up 12% Y/Y • Solutions flat • Software up 15% • Systems down 22% • First time consolidation of OceanGeo Operating Margin up to 14% • Systems costs reductions from 2013 • Significant data processing contract Q1 14 • Higher margins on mix of new venture programs • Positive impact from OceanGeo • Margins negatively impacted by $3M bad debt expenses in 1Q 14 and 13 from customer bankruptcies Ocean Bottom 1% 14% 0% 5% 10% 15% Op. Margin % Q1 13 Q1 14

Solutions Segment Financial Overview – Q1 14 11 - 20 40 60 80 100 Q1 13 Q1 14 Revenue by Type $M Data Processing Data Libraries New Ventures Multi-client Investment Year-to-Date $M 29 22 - 5 10 15 20 25 30 • Solutions segment revenues flat Y/Y: • Data processing up 38% • New Ventures down 32% • Data libraries up 40% • Single largest data processing contract in ION history • New venture Y/Y decline reflects large Morocco proprietary program in Q1 13 • Continued overall softness in underwriting of new programs, Q1 14 investment of $22M compared to $29M in Q1 13 • Operating margins up due to significant data processing contract and favorable mix of new venture programs 8% 21% 0% 10% 20% 30% Q1 13 Q1 14 Op. Margin % Q1 13 Q1 14

Software Segment Financial Overview – Q1 14 - 2 4 6 8 10 12 Q1 13 Q1 14 Services Software Systems 12 Revenue by Type $M 59% 51% 0% 20% 40% 60% 80% Q1 13 Q1 14 Op. Margin %  Software segment revenues up 15% Y/Y  Record Q1 revenues  Increased Orca and Gator software and hardware sales  Increased R&D investment in development of new oil company software solutions such as NarwhalTM

Systems Segment Financial Overview – Q1 14 - 5 10 15 20 25 30 35 Q1 13 Q1 14 Towed Streamer Equipment OBC Other 13 Revenue by Type $M 3% 14% 0% 2% 4% 6% 8% 10% 12% 14% 16% Q1 13 Q1 14 Op. Margin %  Systems segment revenues down 22% Y/Y  No ocean bottom cable system sales in Q1 14  Increase in repair and replacement positioning equipment revenues  Increased operating margins as a result of 2013 restructurings  Operating margins impacted by $3M bad debt from 1Q 14 customer bankruptcy

Ocean Bottom Services Segment Financial Overview – Q1 14  Increased ownership in OceanGeo to 70% in January 2014  Consolidated Q1 reflects OceanGeo Feb-Mar results  $21M revenue, $4M operating income in Feb-Mar on Trinidad project 14 - 5 10 15 20 25 Q1 14 Revenue $M 0% 5% 10% 15% 20% 25% Q1 14 Op. Margin %

INOVA Geophysical Financial Overview – Q1 14 (33%) (11%) -40% -35% -30% -25% -20% -15% -10% -5% 0% 5% Q1 13 Q1 14 Q1 Op. Margin % 15 - 5 10 15 20 25 30 Q1 13 Q1 14 Q1 Revenues $M Q1 2014 – In ION Q2 14 Results • Estimated revenues of $25M to $27M with operating loss of $(3) to $(5M) • Sales of 20k channels of Hawk; 10 Univib sales ION to share in 49% of INOVA’s results. Q4 2013 – In ION Q1 14 Results • Revenues of $40M, operating loss of $(4M) • Decrease in vehicle sales, partially offset by increase in rentals 0 10 20 30 40 50 60 Q4 12 Q4 13 Q4 Revenues $M (0%) (9.0%) -10% -8% -6% -4% -2% 0% 2% 4% Q4 12 Q4 13 Q4 Op. Margin %

Financial Overview Cash Flow 16 SUMMARIZED CASH FLOW $ Thousands Q1 13 Q1 14 Cash from operations 19,336$ 34,703$ Working capital 30,255 27,979 Multi-client investment (28,778) (22,353) PP&E Capital Expenditures (3,774) (1,997) Free Cash Flow 17,039 38,332 Borrowings under credit facility - 15,000 Advances to OceanGeo (9,500) (3,683) Other Investing & Financing (1,935) (399) Net Change in Cash 5,604 49,250 Cash & Cash Equiv. (Beg. of Period) 60,971 148,056 Cash & Cash Equiv. (End of Period) 66,575$ 197,306$

0 100 200 300 400 500 600 Financial Overview Balance Sheet as of March 31, 2014 0 100 200 300 400 500 600 700 Capital Employed $M Capital Book Value $M Cash Net Fixed Assets Multi-Client Data Library Goodwill & Equity in INOVA * Net Debt = Debt less Cash $239M $148M Other Working Capital 17 Q1 14 Q4 13 Q4 13 Q1 14 $72M $44M $241M Equity LT Debt Net Debt* $243M $197M $220M

Summary 18  Operationally well positioned – Continue to strengthen global 2D data library – Executing in vast 3D multi-client market – Actively participating in fast-growing ocean bottom market  Headwinds exist – Continued caution in E&P spending – Increasing political uncertainty  Anticipate data processing to be flat for balance of 2014  Maintain cautious outlook on 2014  Continued focus on driving shareholder value and increased cash generation

19 Q&A

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